Exhibit 99.1

International Headquarters

2150 St. Elzéar Blvd. West

Laval, Quebec H7L 4A8

Phone: 514.744.6792

Fax: 514.744.6272

Contact Information:
Investors:	Media:
Laurie W. Little	Renee E. Soto/Meghan Gavigan
Valeant Pharmaceuticals International, Inc.	Sard Verbinnen & Co.
949-461-6002	212-687-8080
laurie.little@valeant.com	rsoto@sardverb.com/mgavigan@sardverb.com

VALEANT PHARMACEUTICALS REPORTS

THIRD QUARTER 2014 FINANCIAL RESULTS

•	2014 Third Quarter Results

•	Total Revenue $2.1 billion; an increase of 33% over the prior year

•	Total same store sales organic growth was 19%, including impact from generics

•	Bausch + Lomb organic growth was 12%, adjusted only for foreign exchange

•	GAAP EPS $0.81; Cash EPS $2.11, an increase of 48%

•	GAAP Operating Cash Flow $619 million, an increase of 207%; Adjusted Operating Cash Flow $771 million, an increase of 89%

•	Net debt reduced to $15.5 billion, with net leverage ratio approximately 4 times adjusted pro forma EBITDA

•	2014 Guidance for Cash EPS updated to $8.22 to $8.32 to reflect third quarter outperformance and stronger expected fourth quarter financial results

•	Fourth quarter Cash EPS raised to $2.45 to $2.55

•	Expect double-digit same store organic growth in the fourth quarter

•	2015 Outlook raised to 10%+ Organic Growth and $10.00 Cash EPS, assuming no acquisitions

Laval, Quebec — October 20, 2014 — Valeant Pharmaceuticals International, Inc. (NYSE: VRX) (TSX: VRX) announces third quarter financial results for 2014.

“Valeant delivered exceptional results for the third quarter and exceeded our expectations on all key metrics,” stated J. Michael Pearson, chairman and chief executive officer. “With our acquisition of Bausch + Lomb now annualized (August 5) and the impact of generics largely behind us, the true strength of our business and operating model can be clearly seen by our financial results. We are particularly pleased to deliver over $600 million in GAAP operating cash flow to our shareholders.”

The Third Quarter Financial Results Presentation may be accessed through the investor relations section of the Company’s corporate website at http://ir.valeant.com/investor-relations/default.aspx.

Conference Call and Webcast Information

The Company will host a conference call and a live Internet webcast today at 8:00 a.m. ET (5:00 a.m. PT), October 20, 2014 to discuss its third quarter financial results for 2014. The dial-in number to participate on this call is (877) 876-8393 confirmation code 6783694. International callers should dial (973) 200-3961, confirmation code 6783694. A replay will be available approximately two hours following the conclusion of the conference call through October 27, 2014 and can be accessed by dialing (855) 859-2056, or (404) 537-3406, confirmation code 6783694. The live webcast of the conference call may be accessed through the investor relations section of the Company’s corporate website at www.valeant.com.

About Valeant

Valeant Pharmaceuticals International, Inc. (NYSE/TSX:VRX) is a multinational specialty pharmaceutical company that develops, manufactures and markets a broad range of pharmaceutical products primarily in the areas of dermatology, eye health, neurology and branded generics. More information about Valeant can be found at www.valeant.com.

Forward-looking Statements

This press release may contain forward-looking statements, including, but not limited to, statements regarding expectations with respect to 2014 financial guidance, 2015 outlook and matters expected to be discussed in the scheduled conference call. Forward-looking statements may generally be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in the Company’s most recent annual or quarterly report and detailed from time to time in Valeant’s other filings with the Securities and Exchange Commission and the Canadian Securities Administrators, which factors are incorporated herein by reference. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Valeant undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect actual outcomes.

Non-GAAP Information

To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the company uses non-GAAP financial measures that exclude certain items, such as amortization of inventory step-up, amortization of alliance product assets & property, plant and equipment step up, stock-based compensation step-up, contingent consideration fair value adjustments, restructuring, acquisition-related and other costs, in-process research and development, impairments and other charges (“IPR&D”), legal settlements outside the ordinary course of business, the impact of currency fluctuations, amortization and other non-cash charges, amortization including intangible asset impairments and write-down of deferred financing costs, debt discounts and ASC 470-20 (FSP APB 14-1) interest, loss on extinguishment of debt, (gain) loss on assets sold/held for sale/impairment, net, (gain) loss on investments, net, and adjusts tax expense to cash taxes. Management uses non-GAAP financial measures internally for strategic decision making, forecasting future results and evaluating current performance. By disclosing non-GAAP financial measures, management intends to provide investors with a meaningful, consistent comparison of the company’s core operating results and trends for the periods presented. Non-GAAP financial measures are not prepared in accordance with GAAP. Therefore, the information is not necessarily comparable to other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Financial Tables follow.

###

Valeant Pharmaceuticals International, Inc. Condensed Consolidated Statements of Income (Loss) For the Three and Nine Months Ended September 30, 2014 and 2013	Table 1

	Three Months Ended September 30,		Nine Months Ended September 30,
(In millions)	2014	2013	2014	2013
Product sales	$2,022.9	$1,506.4	$5,868.1	$3,608.8
Other revenues	33.3	35.3	115.4	97.0

Total revenues	2,056.2	1,541.7	5,983.5	3,705.8

Cost of goods sold (exclusive of amortization and impairments of finite-lived intangible assets shown separately below)	545.8	560.8	1,619.5	1,128.9
Cost of other revenues	15.0	14.4	45.3	44.3
Selling, general and administrative (“SG&A”)	504.1	355.7	1,501.8	854.9
Research and development	59.1	49.0	186.9	97.3
Acquisition-related contingent consideration	4.0	(35.0)	14.8	(33.5)
In-process research and development impairments and other charges	19.9	124.0	40.3	128.8
Other (income)/expense	(232.0)	202.4	(275.7)	208.0
Restructuring, integration, acquisition-related and other costs	63.3	251.7	341.1	370.1
Amortization and impairments of finite-lived intangible assets	393.1	910.2	1,113.9	1,540.0

	1,372.3	2,433.2	4,587.9	4,338.8

Operating income (loss)	683.9	(891.5)	1,395.6	(633.0)
Interest expense, net	(257.6)	(246.5)	(742.3)	(576.0)
Loss on extinguishment of debt	—	(8.2)	(93.7)	(29.6)
Gain (loss) on investments, net	3.4	—	5.9	5.8
Foreign exchange and other	(53.0)	5.1	(63.0)	(3.5)

Income (loss) before (recovery of) provision for income taxes	376.7	(1,141.1)	502.5	(1,236.3)
(Recovery of) provision for income taxes	100.3	(169.2)	124.4	(247.7)

Net income (loss)	276.4	(971.9)	378.1	(988.6)
Less: Net income (loss) attributable to noncontrolling interest	1.0	1.3	(0.5)	1.3

Net income (loss) attributable to Valeant Pharmaceuticals International, Inc.	$275.4	$(973.2)	$378.6	$(989.9)

Earnings (loss) per share:
Basic:
Earnings (loss)	$0.82	$(2.92)	$1.13	$(3.13)

Shares used in per share computation	335.4	333.6	335.2	316.5

Diluted:
Earnings (loss)	$0.81	$(2.92)	$1.11	$(3.13)

Shares used in per share computation	341.3	333.6	341.4	316.5

Valeant Pharmaceuticals International, Inc. Reconciliation of GAAP EPS to Cash EPS For the Three and Nine Months Ended September 30, 2014 and 2013	Table 2

	Three Months Ended September 30,		Nine Months Ended September 30,
(In millions)	2014	2013	2014	2013
Net income (loss) attributable to Valeant Pharmaceuticals International, Inc.	$275.4	$(973.2)	$378.6	$(989.9)
Non-GAAP adjustments (a):
Inventory step-up (b)	12.3	149.4	21.9	219.2
PP&E step-up/down (c)	6.3	1.0	15.8	1.6
Stock-based compensation (d)	(1.9)	4.1	2.4	20.9
Acquisition-related contingent consideration (e)	4.0	(35.0)	14.8	(33.5)
In-process research and development impairments and other charges (f)	19.9	124.0	40.3	128.8
Other (income)/expense (g)	(232.0)	202.4	(275.7)	208.0
Restructuring, integration, acquisition-related and other costs (h)	63.3	251.7	341.1	370.1
Amortization and impairments of finite-lived intangible assets and other non-GAAP charges (i)	405.1	919.0	1,149.8	1,571.9

	277.0	1,616.6	1,310.4	2,487.0
Amortization of deferred financing costs, debt discounts and ASC 470-20 (FSP APB 14-1) interest (j)	34.7	27.6	58.1	70.5
Loss on extinguishment of debt	—	8.2	93.7	29.6
(Gain) loss on disposal of fixed assets and assets held for sale/impairment, net (k)	1.9	—	2.7	—
Foreign exchange and other (l)	55.2	(7.7)	62.4	0.6
Tax (m)	74.6	(185.6)	63.2	(286.2)

Total adjustments	443.4	1,459.1	1,590.5	2,301.5
Adjusted net income attributable to Valeant Pharmaceuticals International, Inc.	$718.8	$485.9	$1,969.1	$1,311.6

GAAP earnings (loss) per share - diluted	$0.81	$(2.92)	$1.11	$(3.13)

Cash earnings per share - diluted	$2.11	$1.43	$5.77	$4.06

Shares used in diluted per share calculation - Cash earnings per share	341.3	340.2	341.4	322.9

(a)	See footnote (a) to Table 2a and Table 2b.
(b)	See footnote (b) to Table 2a and Table 2b.
(c)	See footnote (c) to Table 2a and Table 2b.
(d)	See footnote (d) to Table 2a and Table 2b.
(e)	See footnote (e) to Table 2a and Table 2b.
(f)	See footnote (f) to Table 2a and Table 2b.
(g)	See footnote (g) to Table 2a and Table 2b.
(h)	See footnote (h) (i) to Table 2a and Table 2b.
(i)	See footnote (c) (d) to Table 2a and Table 2b.
(j)	See footnote (j) to Table 2a and Table 2b.
(k)	See footnote (d) to Table 2a and Table 2b.
(l)	See footnote (k) to Table 2a and Table 2b.
(m)	See footnote (l) to Table 2a and Table 2b.

Valeant Pharmaceuticals International, Inc. Reconciliation of GAAP EPS to Cash EPS For the Three Months Ended September 30, 2014 and 2013	Table 2a

	Non-GAAP Adjustments(a) for
	Three Months Ended September 30,
(In millions)	2014			2013
Product sales	$—			$—
Other revenues	—			—

Total revenues	—			—

Cost of goods sold (exclusive of amortization and impairments of finite-lived intangible assets shown separately below)	(27.0)	(b	)(c)	(159.3)	(b	)(c)
Cost of other revenues	—			—
Selling, general and administrative (“SG&A”)	(3.3)	(d	)	(4.0)	(d	)
Research and development	(0.3)			—
Acquisition-related contingent consideration	(4.0)	(e	)	35.0	(e	)
In-process research and development impairments and other charges	(19.9)	(f	)	(124.0)	(f	)
Other income/(expense)	232.0	(g	)	(202.4)	(g	)
Restructuring, integration, acquisition-related and other costs	(63.3)	(h	)	(251.7)	(i	)
Amortization and impairments of finite-lived intangible assets	(393.1)			(910.2)

	(278.9)			(1,616.6)

Operating income (loss)	278.9			1,616.6
Interest expense, net	34.7	(j	)	27.6	(j	)
Loss on extinguishment of debt	—			8.2
Foreign exchange and other	55.2	(k	)	(7.7)	(k	)

Income (loss) before (recovery of) provision for income taxes	368.8			1,644.7
(Recovery of) provision for income taxes	74.6	(l	)	(185.6)	(l	)

Total adjustments to net income (loss) attributable to Valeant Pharmaceuticals International, Inc.	$443.4			$1,459.1

Earnings (loss) per share:
Diluted:
Total adjustments to earnings (loss)	$1.30			$4.29

Shares used in per share computation	341.3			340.2

(a)	To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the company uses non-GAAP financial measures that exclude certain items, such as amortization of inventory step-up, amortization of alliance product assets & property, plant and equipment step up, stock-based compensation step-up, contingent consideration fair value adjustments, restructuring, integration, acquisition-related and other costs, In-process research and development, impairments and other charges, (“IPR&D”), legal settlements outside the ordinary course of business, the impact of currency fluctuations, amortization including intangible asset impairments and other non-cash charges, amortization and write-down of deferred financing costs, debt discounts and ASC 470-20 (FSP APB 14-1) interest, loss on extinguishment of debt, (gain) loss on assets sold/held for sale/impairment, net, (gain) loss on investments, net, and adjusts tax expense to cash taxes.

Management uses non-GAAP financial measures internally for strategic decision making, forecasting future results and evaluating current performance. By disclosing non-GAAP financial measures, management intends to provide investors with a meaningful, consistent comparison of the company’s core operating results and trends for the periods presented. Non-GAAP financial measures are not prepared in accordance with GAAP. Therefore, the information is not necessarily comparable to other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

(b)	ASC 805, accounting for business combinations requires an inventory fair value step-up whose total impact for the three months ended September 30, 2014 is $12.3 million primarily relating to the acquisition of PreCision Dermatology Inc. on July 7, 2014 and other smaller acquisitions. For the three months ended September 30, 2013 the impact of inventory fair value step-up is $149.4 million primarily relating to the acquisitions of Bausch & Lomb Holdings Incorporated on August 5, 2013 and Medicis Pharmaceutical Corporation on December 11, 2012.
(c)	For the three months ended September 30, 2014 and 2013, cost of goods sold includes costs associated with integration related tech transfers, $7.6 million and $7.3 million, respectively and $1.5 million and $1.5 million, respectively, of amortization of a BMS fair value inventory adjustment. For the three months ended September 30, 2014, cost of goods sold includes PP&E step up of $5.6 million related to the acquisition of Bausch & Lomb Holdings Incorporated.
(d)	For the three months ended September 30, 2014, SG&A primarily includes ($1.9) million of stock-based compensation which reflects the acceleration of certain equity instruments, $1.9 million loss on assets held for sale and fees associated with the pending Allergan transaction, $1.7 million. For the three months ended September 30, 2013, SG&A primarily includes $4.1 million of stock-based compensation which reflects the acceleration of certain equity instruments and the amortization of the fair value step-up increment resulting from the merger of Legacy Valeant into Legacy Biovail.
(e)	Net expense/(income) from the changes in acquisition-related contingent consideration for the three months ended September 30, 2014 and 2013 is $4.0 million and ($35.0) million, respectively.
(f)	In-process research and development impairments and other charges for the three months ended September 30, 2014 is $19.9 million primarily due to the write-offs of IPR&D assets including $12.5 million acquired in the Medicis Pharmaceutical Corporation acquisition in December 2012. In-process research and development impairments and other charges for the three months ended September 30, 2013 is $124.0 million primarily due to the write-off of IPR&D assets relating to the modified-release formulation of ezogabine/retigabine of $93.8 million and $27.3 million of IPR&D assets acquired as part of Aton Pharma, Inc. acquisition in May 2010.
(g)	For the three months ended September 30, 2014, other (income)/expense is ($232.0) million primarily relating to the gain on sale of filler and toxin assets, ($323.9) million, offset by $58.5 million loss on sale of Metronidazole 1.3%, a post-combination expense of $20.4 million related to acceleration of unvested stock options for PreCision employees and $8.8 million loss on sale of generic tretinoin product rights acquired in the PreCision Dermatology Inc. acquisition. For the three months ended September 30, 2013, other (income)/expense is $202.4 million primarily relating to a $142.5 million settlement agreement with Anacor Pharmaceuticals, Inc. and $52.8 million of stock-based compensation expense related to the acquisition of Bausch & Lomb Holdings Incorporated.
(h)	Restructuring, integration, acquisition-related and other costs of $63.3 million primarily relates to the acquisitions of Bausch & Lomb Holdings Incorporated, PreCision Dermatology Inc. and Solta Medical, Inc. and other Valeant restructuring and integration initiatives. These include $34.4 million of contract terminations, integration consulting, transition services, duplicative labor and other, $15.1 million of employee severance costs, $8.3 million of facility closure costs, $2.1 million of other, $1.8 million of non-personnel manufacturing integration costs and $1.6 million of acquisition costs.
(i)	Restructuring, integration, acquisition-related and other costs of $251.7 million represent costs related to the acquisitions of Bausch & Lomb Holdings Incorporation, Medicis Pharmaceutical Corporation, Obagi Medical Products, Inc. and other internal Valeant restructuring and integration initiatives. These include $165.2 million of employee severance costs, $66.1 million of contract terminations, integration consulting, transition services, duplicative labor and other, $8.6 million of acquisition costs, $5.5 million of facility closure costs, $2.6 million of other, $1.8 million of non-personnel manufacturing integration costs, $1.3 million of stock-based compensation and $0.6 million of other non-cash charges.
(j)	Non-cash interest expense associated with amortization and write-down of deferred financing costs and debt discounts for the three months ended September 30, 2014 and 2013 is $34.7 million and $27.6 million, respectively.
(k)	Unrealized foreign exchange (gain)/loss on intercompany financing arrangements for the three months ended September 30, 2014 and 2013 is $55.2 million and ($7.7) million, respectively.
(l)	Total tax effect of non-GAAP pre-tax adjustments, resolution of uncertain tax positions and change in valuation allowance associated with a deferred tax asset.

Valeant Pharmaceuticals International, Inc. Reconciliation of GAAP EPS to Cash EPS For the Nine Months Ended September 30, 2014 and 2013	Table 2b

	Non-GAAP Adjustments(a) for
	Nine Months Ended September 30,
(In millions)	2014			2013
Product sales	$—			$—
Other revenues	—			—

Total revenues	—			—

Cost of goods sold (exclusive of amortization and impairments of finite-lived intangible assets shown separately below)	(64.3)	(b	)(c)	(252.3)	(b	)(c)
Cost of other revenues	—			—
Selling, general and administrative (“SG&A”)	(13.4)	(d	)	(21.3)	(d	)
Research and development	(1.0)			—
Acquisition-related contingent consideration	(14.8)	(e	)	33.5	(e	)
In-process research and development impairments and other charges	(40.3)	(f	)	(128.8)	(f	)
Other income/(expense)	275.7	(g	)	(208.0)	(g	)
Restructuring, integration, acquisition-related and other costs	(341.1)	(h	)	(370.1)	(i	)
Amortization and impairments of finite-lived intangible assets	(1,113.9)			(1,540.0)

	(1,313.1)			(2,487.0)

Operating income (loss)	1,313.1			2,487.0
Interest expense, net	58.1	(j	)	70.5	(j	)
Loss on extinguishment of debt	93.7			29.6
Foreign exchange and other	62.4	(k	)	0.6	(k	)

Income (loss) before (recovery of) provision for income taxes	1,527.3			2,587.7
(Recovery of) provision for income taxes	63.2	(l	)	(286.2)	(l	)

Total adjustments to net income (loss) attributable to Valeant Pharmaceuticals International, Inc.	$1,590.5			$2,301.5

Earnings (loss) per share:
Diluted:
Total adjustments to earnings (loss)	$4.66			$7.13

Shares used in per share computation	341.4			322.9

(a)	To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the company uses non-GAAP financial measures that exclude certain items, such as amortization of inventory step-up, amortization of alliance product assets & property, plant and equipment step up, stock-based compensation step-up, contingent consideration fair value adjustments, restructuring, integration, acquisition-related and other costs, In-process research and development, impairments and other charges, (“IPR&D”), legal settlements outside the ordinary course of business, the impact of currency fluctuations, amortization including intangible asset impairments and other non-cash charges, amortization and write-down of deferred financing costs, debt discounts and ASC 470-20 (FSP APB 14-1) interest, loss on extinguishment of debt, (gain) loss on assets sold/held for sale/impairment, net, (gain) loss on investments, net, and adjusts tax expense to cash taxes.

Management uses non-GAAP financial measures internally for strategic decision making, forecasting future results and evaluating current performance. By disclosing non-GAAP financial measures, management intends to provide investors with a meaningful, consistent comparison of the company’s core operating results and trends for the periods presented. Non-GAAP financial measures are not prepared in accordance with GAAP. Therefore, the information is not necessarily comparable to other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

(b)	ASC 805, accounting for business combinations requires an inventory fair value step-up whose total impact for the nine months ended September 30, 2014 is $21.9 million primarily relating to the acquisitions of Solta Medical, Inc. on January 23, 2014 and PreCision Dermatology Inc. on July 7, 2014. For the nine months ended September 30, 2013 the impact of inventory fair value step-up is $219.2 million primarily relating to the acquisitions Bausch & Lomb Holdings Incorporated on August 5, 2013 and Medicis Pharmaceutical Corporation on December 11, 2012.
(c)	For the nine months ended September 30, 2014 and 2013, cost of goods sold include $22.2 million and $25.4 million, respectively, of costs associated with integration related tech transfers and $4.5 million and $5.0 million, respectively, of amortization of a BMS fair value inventory adjustment. The nine months ended September 30, 2014 also includes $15.7 million of PP&E step up primarily relating to the acquisition of Bausch & Lomb Holdings Incorporated on August 5, 2013.
(d)	For the nine months ended September 30, 2014, SG&A primarily includes $2.4 million of stock-based compensation which reflects the acceleration of certain equity instruments, $7.9 million of registration and fees associated with the pending Allergan transaction and $2.7 million loss on assets held for sale. For the nine months ended September 30, 2013, SG&A primarily includes $20.9 million of stock-based compensation which reflects the one time modification and cash settlement of certain board of directors equity instruments and the amortization of the fair value step-up increment resulting from the merger of Legacy Valeant into Legacy Biovail.
(e)	Net expense/(income) from the changes in acquisition-related contingent consideration for the nine months ended September 30, 2014 and 2013 is $14.8 million and ($33.5) million, respectively.
(f)	In-process research and development impairments and other charges for the nine months ended September 30, 2014 is $40.3 million primarily due to the write-offs of IPR&D assets including $12.5 million acquired in the Medicis Pharmaceutical Corporation acquisition in December 2012, an up-front payment made in connection with an amendment to a license and distribution agreement with a third party, $12.0 million, and payments to third parties with the achievement of specific development and regulatory milestones under our R&D programs, including Jublia®, $8.4 million. For the nine months ended September 30, 2013, $128.8 million is primarily due to the write-off of IPR&D assets relating to the modified-release formulation of ezogabine/retigabine of $93.8 million and $27.3 million of IPR&D assets acquired as part of Aton Pharma, Inc. acquisition in May 2010.
(g)	For the nine months ended September 30, 2014, other (income)/expense is ($275.7) million primarily relating to the gain on sale of filler and toxin assets, ($323.9) million and the reserve reversal related to the AntiGrippin® litigation, ($50.0) million, offset by $58.5 million loss on sale of Metronidazole 1.3%, a post-combination expense of $20.4 million related to acceleration of unvested stock options for PreCision employees, $8.8 million loss on sale of generic tretinoin product rights acquired in the PreCision Dermatology Inc. acquisition and $5.6 million expense related to a settlement of a preexisting relationship with respect to the acquisition of Solta Medical, Inc. For the nine months ended September 30, 2013, other (income)/expense is $208.0 million primarily due to $142.5 million relating to a settlement agreement with Anacor Pharmaceuticals, Inc. and $52.8 million of stock-based compensation expense relating to the acquisition of Bausch & Lomb Holdings Incorporated.
(h)	Restructuring, integration, acquisition-related and other costs is $341.1 million and primarily represents costs relating to the acquisition of Bausch & Lomb Holdings Incorporated, the restructuring of a manufacturing facility in Waterford, Ireland, the acquisition of Solta Medical, Inc., other Valeant restructuring and integration initiatives and the acquisition of PreCision Dermatology Inc. and OnPharma Inc. These include $158.3 million of contract terminations, integration consulting, transition services, duplicative labor and other, $118.0 million of employee severance costs, $35.9 million of facility closure costs, $14.6 million of other, $6.3 million of non-personnel manufacturing integration costs, $3.7 million of acquisition costs, $3.5 million of stock-based compensation and $0.8 million of other non-cash charges.
(i)	Restructuring, integration, acquisition-related and other costs is $370.1 million and represents costs related to the acquisitions of Bausch & Lomb Holdings Incorporated, Medicis Pharmaceutical Corporation, Obagi Medical Products, Inc. and internal Valeant restructuring and integration initiatives. These include $192.6 million of employee severance costs, $116.1 million of contract terminations, integration consulting, transition services, duplicative labor and other, $24.4 million of acquisition costs, $14.8 million of facility closure costs, $9.9 million of other, $4.6 million of non-personnel manufacturing integration costs, $4.2 million of other non-cash charges and $3.5 million of stock-based compensation.
(j)	Non-cash interest expense associated with amortization of deferred financing costs and debt discounts for the nine months ended September 30, 2014 and 2013 is $58.1 million and $70.5 million, respectively.
(k)	Unrealized foreign exchange loss on intercompany financing arrangements for the nine months ended September 30, 2014 and 2013 is $62.4 million and $0.6 million, respectively.
(l)	Total tax effect of non-GAAP pre-tax adjustments, resolution of uncertain tax positions and change in valuation allowance associated with a deferred tax asset.

Valeant Pharmaceuticals International, Inc. Statement of Revenues - by Segment For the Three and Nine Months Ended September 30, 2014 and 2013	Table 3

(In millions)	Three Months Ended September 30,
Revenues (a)(b)	2014 GAAP	2013 GAAP	% Change	2014 currency impact	2014 excluding currency impact non-GAAP	% Change
Dermatology	$272.8	$205.5	33%	$—	$272.8	33%
Consumer	141.4	98.8	43%	—	141.4	43%
Ophthalmology Rx	117.8	74.8	57%	—	117.8	57%
Contact Lenses	44.8	24.6	82%	—	44.8	82%
Surgical	54.0	31.1	74%	—	54.0	74%
Neuro & Other/Generics	391.7	279.4	40%	—	391.7	40%
Dental	32.4	27.0	20%	—	32.4	20%
Aesthetics	32.3	74.6	-57%	—	32.3	-57%
Total U.S.	1,087.2	815.8	33%	—	1,087.2	33%
ROW Developed	420.7	326.9	29%	6.2	426.9	31%

Developed Markets	1,507.9	1,142.7	32%	6.2	1,514.1	33%
Emerging Markets-Europe/Middle East	279.4	205.1	36%	14.7	294.1	43%
Emerging Markets-Latin America	113.6	100.6	13%	3.8	117.4	17%
Emerging Markets-Asia/Africa	155.3	93.3	66%	0.6	155.9	67%

Emerging Markets	548.3	399.0	37%	19.1	567.4	42%

Total revenues	$2,056.2	$1,541.7	33%	$25.3	$2,081.5	35%

	Nine Months Ended September 30,
Revenues (a)(b)	2014 GAAP	2013 GAAP	% Change	2014 currency impact	2014 excluding currency impact non-GAAP	% Change
Dermatology	$710.2	$656.6	8%	$—	$710.2	8%
Consumer	446.0	180.1	148%	—	446.0	148%
Ophthalmology Rx	333.6	101.3	229%	—	333.6	229%
Contact Lenses	127.8	24.6	420%	—	127.8	420%
Surgical	158.5	31.1	410%	—	158.5	410%
Neuro & Other/Generics	1,075.8	768.9	40%	—	1,075.8	40%
Dental	82.3	79.8	3%	—	82.3	3%
Aesthetics	197.5	266.5	-26%	—	197.5	-26%
Total U.S.	3,131.7	2,108.9	48%	—	3,131.7	48%
ROW Developed	1,277.7	613.9	108%	18.9	1,296.6	111%

Developed Markets	4,409.4	2,722.8	62%	18.9	4,428.3	63%
Emerging Markets-Europe/Middle East	819.9	565.0	45%	17.1	837.0	48%
Emerging Markets-Latin America	322.7	271.3	19%	26.3	349.0	29%
Emerging Markets-Asia/Africa	431.5	146.7	194%	7.4	438.9	199%

Emerging Markets	1,574.1	983.0	60%	50.8	1,624.9	65%

Total revenues	$5,983.5	$3,705.8	61%	$69.7	$6,053.2	63%

(a)	Note: Currency effect for constant currency sales is determined by comparing 2014 reported amounts adjusted to exclude currency impact, calculated using 2013 monthly average exchange rates, to the actual 2013 reported amounts. Constant currency sales is not a GAAP-defined measure of revenue growth. Constant currency sales as defined and presented by us may not be comparable to similar measures reported by other companies.
(b)	See footnote (a) to Table 2a.

Valeant Pharmaceuticals International, Inc.	Table 4

Reconciliation of GAAP Cost of Goods Sold to Non-GAAP Cost of Goods Sold - by Segment

For the Three and Nine Months Ended September 30, 2014

(In millions)

4.1 Cost of goods sold (a)

	Three Months Ended
	September 30,
	2014 as reported GAAP	% of product sales	2014 fair value step-up adjustment to inventory and other non-GAAP (b)	2014 excluding fair value step-up adjustment to inventory and other non-GAAP	% of product sales
Developed Markets	$343.0	23%	$20.7	$322.3	22%
Emerging Markets	202.8	38%	6.3	196.5	37%

	$545.8	27%	$27.0	$518.8	26%

	Nine Months Ended
	September 30,
	2014 as reported GAAP	% of product sales	2014 fair value step-up adjustment to inventory and other non-GAAP (c)	2014 excluding fair value step-up adjustment to inventory and other non-GAAP	% of product sales
Developed Markets	$1,029.4	24%	$52.0	$977.4	23%
Emerging Markets	590.1	38%	12.3	577.8	37%

	$1,619.5	28%	$64.3	$1,555.2	27%

(a)	See footnote (a) to Table 2a.
(b)	Developed Markets include $10.7 million of fair value step-up adjustment to inventory, $3.1 million of integration related tech transfer costs, $1.5 million BMS fair value inventory adjustment and PP&E net step up adjustment of $5.4 million. Emerging Markets include $1.6 million of fair value step up adjustment to inventory, $4.5 million of integration related tech transfer costs and $0.2 million of PP&E step up adjustment.
(c)	Developed Markets include $24.1 million of fair value step-up adjustment to inventory, $9.0 million of integration related tech transfer costs, $4.5 million BMS fair value inventory adjustment and PP&E net step up adjustment of $14.4 million. Emerging Markets include ($2.2) million of fair value step down adjustment to inventory, $13.2 million of integration related tech transfer costs and $1.3 million of PP&E step up adjustment.

Valeant Pharmaceuticals International, Inc.	Table 5

Consolidated Balance Sheet and Other Data

(In millions)

5.1 Cash

	As of	As of
	September 30,	December 31,
	2014	2013
Cash and cash equivalents	$808.8	$600.3
Marketable securities	—	—

Total cash and marketable securities	$808.8	$600.3

Debt
Series A-1 Tranche A Term Loan Facility	$182.3	$259.0
Series A-2 Tranche A Term Loan Facility	166.3	228.1
Series A-3 Tranche A Term Loan Facility	1,813.9	1,935.7
Series D-2 Tranche B Term Loan Facility	1,088.6	1,256.7
Series C-2 Tranche B Term Loan Facility	837.5	966.8
Series E-1 Tranche B Term Loan Facility	2,544.8	3,090.5
Senior Notes	9,629.5	9,618.9
Other	12.0	12.0

	16,274.9	17,367.7
Less: current portion	(191.7)	(204.8)

Total long-term debt	$16,083.2	$17,162.9

5.2 Summary of Cash Flow Statements

	Three Months Ended
	September 30,
	2014	2013
Cash flow provided by (used in):
Net cash provided by operating activities (GAAP)	$618.7	$201.7
Restructuring, integration and acquisition-related costs (c)	63.3	303.9
Payment of accrued legal settlements	0.2	0.2
Tax benefit from stock options exercised (a)	15.9	32.2
Acquired in-process research and development	5.0	—
Cash Settlement of BOD Equity Awards	—	—
Working capital change related to business development activities	27.1	—
Changes in working capital related to restructuring, integration and acquisition-related costs(c)	41.2	(129.6)

Adjusted cash flow from operations (Non-GAAP) (b)	$771.4	$408.4

(a)	Includes stock option tax benefit which will reduce taxes in future periods.
(b)	See footnote (a) to Table 2a.
(c)	Total restructuring, integration and acquisition-related costs cash payments of $104.5 million are broken down as follows :

Project Type	Amount Paid
Bausch & Lomb	57.7
Project Vision/Waterford	17.3
Other	6.4
PreCision Dermatology, Inc.	6.2
Medicis Pharmaceutical Corporation	6.2
Solta Medical, Inc.	5.2
Intellectual property migration	2.3
OnPharma Inc.	1.2
Manufacturing integration (Various Deals)	1.2
Europe	0.8

Total	104.5

Expense Type	Amount Paid
Severance payments	47.2
Integration related consulting, transition services, duplicative labor and other	31.7
Facility closure costs, other manufacturing integration, and other	25.6

Total	104.5

Valeant Pharmaceuticals International, Inc.	Table 6

Organic Growth - by Segment

For the Three Months Ended September 30, 2014

(In millions)
	As reported For the Three Months Ended September 30, 2014
														Organic growth
											(a)	(b)		(b)	(b)
	(1) Sept QTD 2014	(1a) Sept QTD Same store Injectables	(1b) Sept QTD Same store w/o Inj	(2) Acq impact	(3) Sept QTD Same store	(4) Sept QTD 2013	(4a) Sept QTD Same store Injectables	(4b) Sept QTD 2013 w/o Inj	(5) Pro Forma Adj	(6) Pro Forma Sept QTD 2013	(7) Currency impact Same store	(8) Currency impact Acq	(9) Divestitures / Discontinuations (e)	Pro Forma (1b)+(7)+(8) / (6)-(9) (j)	Same store (3)+(7) / (4b)-(9) (j)
Total U.S. (c) (f)	1,079.0	—	1,079.0	135.8	943.1	801.5	—	801.5	135.1	936.6	—	—	68.2	24%	29%
ROW Developed (d) (g) (i)	407.6	—	407.6	118.4	289.2	289.1	—	289.1	110.7	399.8	7.7	(1.9)	7.3	5%	5%
Developed Markets	1,486.5	—	1,486.5	254.2	1,232.3	1,090.6	—	1,090.6	245.8	1,336.4	7.7	(1.9)	75.5	18%	22%
Emerging Markets (h) (i)	537.0	—	537.0	89.3	447.6	420.7	—	420.7	95.1	515.8	17.2	2.0	6.2	9%	12%

Total product sales	2,023.5	—	2,023.5	343.5	1,680.0	1,511.3	—	1,511.3	340.9	1,852.2	24.9	0.1	81.7	16%	19%

(a)	Note: Currency effect for constant currency sales is determined by comparing 2014 reported amounts adjusted to exclude currency impact, calculated using 2013 monthly average exchange rates, to the actual 2013 reported amounts. Constant currency sales is not a GAAP-defined measure of revenue growth. Constant currency sales as defined and presented by us may not be comparable to similar measures reported by other companies.
(b)	See footnote (a) to Table 2a.
(c)	Includes Valeant’s attributable portion of revenue from joint ventures (JV) - $0.6M Q3’14 and $2.1M Q3’13.
(d)	Includes Valeant’s attributable portion of revenue from joint ventures (JV) - $2.9M Q3’13.
(e)	Includes divestitures, discontinuations and supply interruptions.
(f)	Reflects Bausch & Lomb post-acquisition revenue of $106.6M for Q3’14 and $96.6M Q3’13 pro forma revenue adjustments.
(g)	Reflects Bausch & Lomb post-acquisition revenue of $95.9M Q3’14, currency impact of $2.1M Q3’14 and $92.9M Q2’13 pro forma revenue adjustments.
(h)	Reflects Bausch & Lomb post-acquisition revenue of $68.6M Q3’14, currency impact of $1.2M Q3’14 and $71.7M Q3’13 pro forma revenue adjustments.
(i)	Reflects Bausch & Lomb Same Store Europe adjustment between Dev & Emerging Europe of $29.8M.
(j)	Organic Growth Definitions:

Same Store (SS): This measure provides growth rates for businesses that have been owned for one year or more.

((Current Year Total product sales – acquisitions within the last year + YoY FX impact) - (Prior Year Total product sales – divestitures & discontinuations))/( Prior Year Total product sales – divestitures & discontinuations)

Pro Forma (PF): This measure provides year over year growth rates for the entire business, including those that have been acquired within the last year.

((Current Year Total product sales + YoY FX impact) – (Prior Year Total product sales + Pro Forma impact of acquisitions within the last year – divestitures or discontinuations))/(Prior Year Total product sales + Pro Forma impact of acquisitions within the last year – divestitures or discontinuations).